                                                                       EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

          In  accordance  with  the  requirements  of Rule  13d-1(k)  under  the
Securities Exchange Act of 1934, as amended,  and subject to the limitations set forth  therein,  the parties set forth below agree to jointly  file the Schedule
13D to which this joint filing  agreement is  attached,  and have duly  executed this joint filing agreement as of the date set forth below.

          IN WITNESS  WHEREOF,  the undersigned have caused this Agreement to be signed as of February 1, 2005.

                                                /s/ Robert G. Burton, Sr.
                                               ---------------------------------
                                                    ROBERT G. BURTON, SR.

                                            BURTON CAPITAL MANAGEMENT, LLC

                                            By: /s/ Robert G. Burton, Jr.
                                               ---------------------------------
                                            Name: ROBERT G. BURTON, JR.
                                            Its:  President

                                                /s/ Thomas Oliva
                                               ---------------------------------
                                                         THOMAS OLIVA

                                                /s/ Michael G. Burton
                                               ---------------------------------
                                                     MICHAEL G. BURTON

                                                /s/ Brendan Tobin
                                               ---------------------------------
                                                        BRENDAN TOBIN

                                                /s/ Colin Christ
                                               ---------------------------------
                                                        COLIN CHRIST

                                                /s/ Gina Zambrana
                                               ---------------------------------
                                                        GINA ZAMBRANA

                                                /s/ Donald Zegzdryn
                                               ---------------------------------
                                                       DONALD ZEGZDRYN

                                                /s/ Peter H. Puccetti
                                               ---------------------------------
                                                     PETER H. PUCCETTI

                                                /s/ J. Cameron MacDonald
                                               ---------------------------------
                                                    J. CAMERON MACDONALD

                                            1354037 ONTARIO INC.

                                            By: /s/ J. Cameron MacDonald
                                               ---------------------------------
                                            Name:
                                            Its:

                                            GOODWOOD INC.

                                            By: /s/ Peter H. Puccetti
                                               ---------------------------------
                                            Name:
                                            Its:

                                            GOODWOOD FUND

                                            By: /s/ Peter H. Puccetti
                                               ---------------------------------
                                            Name:
                                            Its:

                                            GOODWOOD CAPITAL FUND

                                            By: /s/ Peter H. Puccetti
                                               ---------------------------------
                                            Name:
                                            Its:

                                            ARROW GOODWOOD FUND

                                            By: /s/ Peter H. Puccetti
                                               ---------------------------------
                                            Name:
                                            Its:

                                            THE GOODWOOD FUND 2.0 LTD.

                                            By: /s/ Peter H. Puccetti
                                               ---------------------------------
                                            Name:
                                            Its:

                                            KBSH GOODWOOD CANADIAN LONG/SHORT
                                            FUND

                                            By: /s/ Peter H. Puccetti
                                               ---------------------------------
                                            Name:
                                            Its:

                                                /s/ Robert T. Kittel
                                               --------------------------------
                                                      ROBERT T. KITTEL

                                                /s/ Patrice Daniels
                                               --------------------------------
                                                     PATRICE M. DANIELS

                                                /s/ Leonard C. Green
                                               --------------------------------
                                                      LEONARD C. GREEN

                                                /s/ Mark J. Griffin
                                               --------------------------------
                                                      MARK J. GRIFFIN

                                                /s/ James C. Johnson
                                               --------------------------------
                                                      JAMES C. JOHNSON

                                                /s/ Michael W. Johnston
                                               --------------------------------
                                                    MICHAEL W. JOHNSTON

                                                /s/ Robert W. Korthals
                                               --------------------------------
                                                     ROBERT W. KORTHALS

                                                /s/ Kevin G. Rooney
                                               --------------------------------
                                                      KEVIN G. ROONEY

                                                /s/ Wesley Voorheis
                                               --------------------------------
                                                      WESLEY VOORHEIS

                                                /s/ Sonia S. Yung
                                               --------------------------------
                                                       SONIA S. YUNG

                                                /s/ Joseph P. Burton
                                               --------------------------------
                                                      JOSEPH P. BURTON

                                                /s/ Robert G. Burton, Jr.
                                               --------------------------------
                                                    ROBERT G. BURTON, JR.